Exhibit 24a

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ F. Duane Ackerman	December 15, 2006
F. Duane Ackerman	Date
Chairman of the Board, Chief
Executive Officer, Director
(Principal Executive Officer)

/s/ W. Patrick Shannon	December 15, 2006
W. Patrick Shannon	Date
Chief Financial Officer
(Principal Financial Officer)

/s/ Raymond E. Winborne, Jr	December 15, 2006
Raymond E. Winborne, Jr.	Date
Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Reuben V. Anderson	December 13, 2006
Reuben V. Anderson	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ James H. Blanchard	December 14, 2006
James H. Blanchard	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ J. Hyatt Brown	December 13, 2006
J. Hyatt Brown	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Armando M. Codina	December 15, 2006
Armando M. Codina	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Mark Feidler	December 12, 2006
Mark Feidler	Date
President, Chief Operating Officer
and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Kathleen F. Feldstein	December 15, 2006
Kathleen F. Feldstein	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ James P. Kelly	December 15, 2006
James P. Kelly	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Leo F. Mullin	December 12, 2006
Leo F. Mullin	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Robin B. Smith	December 12, 2006
Robin B. Smith	Date
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the “Company”), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the “Registration Statement”) to register up to 10 million shares of common stock issuable pursuant to the BellSouth Corporation Stock Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark E. Droege, Raymond E. Winborne, Jr. and James W. Woodall, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ William S. Stavropoulos	December 13, 2006
William S. Stavropoulos	Date
Director